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                                                                    EXHIBIT 99.2


                                 June 27, 1998


Global Crossing Ltd.
Wessex House
45 Reid Street
Hamilton HM12, Bermuda

Ladies and Gentlemen:

     I hereby consent to the reference to me and of my becoming a Director of Global Crossing Ltd. in the Registration Statement on Form S-1 of Global Crossing Ltd. (file no. 333-53393) filed on May 22, 1998 with the Securities and Exchange Commission.

                                             Sincerely yours,

                                             /s/ William E. Conway Jr.
                                             ___________________________________